First Midwest Bancorp, Inc.

PRESENTATION MATERIALS

September 2019

2018: CONTINUING TO BUILD ON OUR MOMENTUM

Driving strong performance against a backdrop of market volatility, competition, and consolidation

- Robust growth, strong core deposit foundation
  - 12% CAGR over the last three years in EPS, loans, and deposits

Meaningful investments, positioning for future success

- Continued investment in talent
- Launched our Delivering Excellence initiative, leveraging our colleagues, greater scale, and technology
- Completed 3 acquisitions that strengthen our presence in metro Chicago and the Midwest, adding ~$1.8bn of total assets and ~$800mm of AUM

NOW OPERATING AS A $17BN COMMERCIAL BANK;
ONE OF CHICAGO'S AND THE MIDWEST'S PREMIER FINANCIAL INSTITUTIONS

Source: Company filings and reports
Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

FIRST MIDWEST TODAY

A Premier Commercial Bank

- **Multi-state, Midwestern reach**
  - $17bn in total assets
  - $12bn in AUM
  - Chicago's 3rd largest independent bank
    - Top 10 deposit share in Chicago MSA
    - #2 deposit share in South Metro
    - 3rd largest wealth management platform in IL

With a Robust Distribution Network



Milwaukee/SE Wisconsin
Wisconsin
McHenry & Lake Counties
Iowa
Chicago
Quad Cities
NW Indiana
Joliet
Knox County
Indiana
Illinois
Vermilion & Champaign Counties
DeKalb County

Assets have grown at 18% CAGR since 2015



$10bn
NB&T of Sycamore ($0.7bn)
$11bn
Standard Bank ($2.6bn)
$14bn
Northern States ($0.6bn)
$16bn
Bridgeview ($1.1bn)
$17bn
Park - Anticipated Q1 '20 Close (~$1.0bn)
2015
2016
2017
2018
Q2 2019

PARK ACQUISITION ANTICIPATED TO CLOSE IN Q1 '20, ADDING ~$1.0BN IN TOTAL ASSETS

Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

ATTRACTIVE CHICAGO AND ILLINOIS MARKETS

CITY OF CHICAGO

- 3rd largest city in the U.S.; 3-state Midwest reach
- 5th largest GDP in the U.S.
- Robust and diverse economy
  - No single industry employs >14% of the workforce

STATE OF ILLINOIS

- Broadly diversified, strong employment base
- Headquarters to 35+ Fortune 500 companies
- Strong foreign direct investment
  - Largest exporting state in the Midwest, 5th largest in the U.S.
- Unemployment rates at 10-year lows
- Strong household income, 6% higher than nation



IN SPITE OF FISCAL CHALLENGES, ILLINOS REMAINS AN ATTRACTIVE MARKET

Source: U.S Bureau of the Census, U.S. Bureau of Labor Statistics, Illinois Department of Commerce & Economic Opportunity, and Fortune magazine.

POSITIONING FOR CONTINUED SUCCESS

VISION
Being the partner of choice for financial services in the markets we serve, and one of the nation's top performing banks.

MISSION
Helping our clients achieve financial success.

VALUES
Serving our clients with integrity, service, responsibility and passion.

Drives a culture centered on client needs, rooted in service, leveraged by technology, and delivered by top talent.

- Build the Strongest Team
- Grow & Diversify Revenues
- Balance Risk & Investment
- Strategic Expansion

PLATFORM FOR CONTINUED GROWTH

Strategic Priorities

Build the Strongest Team

- Leverage culture to inspire and engage colleagues
- Empower leaders to build high performing teams
- Attract and retain talent

Grow & Diversify Revenues

- Customer retention and cross-selling
- Net new client acquisition
- Deliver the whole Bank to each client

Balance Risk & Investment

- Investments in capabilities, processes and technology
- Accelerate service delivery
- Maintain information security standards

Strategic Expansion

- Build market share in adjacent markets

POSITIONING FOR FUTURE SUCCESS

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-Driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Strong Underlying Operating Performance, Aided by "Delivering Excellence"[13]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

LOW COST, CORE FUNDING

Average Deposits and Composition



14% Growth in Average Deposits
$11,378
$11,559
$12,002
$12,165
$12,925
16%
17%
19%
22%
22%
16%
15%
15%
15%
15%
18%
19%
18%
17%
17%
18%
17%
17%
17%
16%
32%
32%
31%
29%
30%
78% Core
Demand
Savings
NOW
Money market
Time
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

- Granular and tenured deposit base
  - 63% Retail, 25% Commercial, 12% Public
- Core deposit ratio of 78%; average tenure 13 years

Cost of Deposits



0.90%
0.70%
0.50%
0.30%
0.10%
0.54%
0.66%
0.78%
0.87%
0.92%
0.28%
0.36%
0.44%
0.55%
0.60%
Our Advantage
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
First Midwest
Peers (1)

- Increasing deposit costs due to time deposit growth
- Cost of deposits ~30bps less than peers[1]

STRONG CORE DEPOSIT FOUNDATION; MIX AND TENURE PROVIDE A COMPETITIVE ADVANTAGE

Dollars in millions; Balances shown are QTD averages
Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

DIVERSIFIED LOAN PORTFOLIO

Growing, Diversifying Our Loan Portfolio



15% Growth in Gross Loans
$10,892
$11,051
$11,447
$11,569
$12,520
19%
29%
13%
39%
20%
28%
12%
40%
20%
28%
12%
40%
20%
28%
12%
40%
22%
28%
11%
39%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
C&I and agricultural
Owner-occupied CRE
Investor CRE
Consumer

Credit Trends



0.75%
0.50%
0.25%
0.00%
0.36%
0.29%
0.26%
0.32%
0.31%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
NCOs/ Avg Loans(2)

- **Granular, diversified mix**
- **NCOs/Avg Loans of 0.31% within normalized range**

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc.

OPERATING PERFORMANCE STRONG

NIM, Adjusted[3]


3.90%
3.80%
3.70%
3.60%
3.50%
3.77%
3.79%
3.81%
3.86%
3.78%
- Compressed due to the mix of interest-earnings assets acquired from Bridgeview, actions to reduce rate sensitivity, and higher funding costs
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Fee Income Ratio[3]


23%
22%
21%
20%
19%
18%
- Impacted by strong NII growth in the prior rising rate environment
21%
20%
19%
19%
19%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Efficiency Ratio[3]


60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
60%
- Recurring benefits of Delivering Excellence(13) began in the second half of 2018
56%
55%
56%
55%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

EPS, Adjusted[3]


- Benefits from the Bridgeview acquisition, strong loan growth, and Delivering Excellence
$0.80
$0.60
$0.40
$0.20
$0.40
$0.46
$0.48
$0.46
$0.50
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc.

RECENT ACQUISITIONS

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM
Pending Acquisitions					
Bankmanagers Corp.	1915	Jan. 2020	$1.0	$0.8	$0.2
Bank Acquisitions					
Bridgeview Bancorp	1971	May 2019	$1.3	$1.0	—
Northern States Financial	1962	Oct. 2018	$0.5	$0.4	—
Standard Bancshares	1947	Jan. 2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar. 2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec. 2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec. 2014	$0.6	$0.5	—
Branch and Non-Bank Acquisitions					
Popular Community	–	Aug. 2014	$0.7	$0.7	
Northern Oak	1975	Jan. 2019	—	—	$0.8
Premier Asset Management	2001	Feb. 2017	—	—	$0.6
Total, excludes pending acquisitions			$6.3	$5.5	$2.4

Driving Operating Leverage


3.45%
3.25%
3.05%
2.85%
2.65%
3.17%
3.10%
2.98%
2.81%
2.70%
2015
2016
2017
2018
Q2 '19
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[4]


Organic Growth
Acquisitions
Total Asset Growth CAGR of 18%; Organic Asset CAGR of 9%
$9
$1
$8
$10
$2
$8
$11
$2
$9
$14
$4
$10
$16
$5
$11
$17
$6
$11
2014
2015
2016
2017
2018
Q2 '19

Dollars in billions
Source: Company regulatory filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL REVIEW AND OUTLOOK

Q2 '19 PERFORMANCE HIGHLIGHTS

- EPS $0.43, consistent with Q1 '19 and up from $0.29 for Q2 '18
  EPS, adjusted[3] $0.50, up 9% from Q1 '19 and 25% from Q2 '18
- ROATCE, adjusted[3] 16.0%, up 64 bps from Q1 '19 and 114 bps from Q2 '18
- Total loans $13bn, up 8% from Q1 '19 and 15% from Q2 '18
- Average deposits $13bn, up 6% from Q1 '19 and 14% from Q2 '18
- NII $150mm, up 8% from Q1 '19 and 18% from Q2 '18
- Efficiency ratio[3] 55%, improved from 56% in Q1 '19 and 60% in Q2 '18
- Declared dividends per share of $0.14, up 17% from Q1 '19 and 27% from Q2 '18
- Completed the Bridgeview acquisition, adding ~$1.2bn of assets, ~$700mm of loans, and ~$1.0bn of deposits, net of fair value adjustments
- Repurchased ~1.0mm shares of our common stock at a cost of $21mm



STRONG EARNINGS AND GROWTH POSITIONING FOR FUTURE SUCCESS

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Composition and Trend

	Quarters Ended				
	Q2 '18	Q3 '18	Q4 '18	Q1 '19	**Q2 '19**
Total interest-earning assets	$13,181	$13,473	$13,998	$14,035	**$14,952**
NIM(3)	3.91 %	3.92 %	3.96 %	4.04 %	**4.06 %**
Accretion	(0.14)%	(0.13)%	(0.15)%	(0.18)%	**(0.28)%**
NIM, adjusted(3)	3.77 %	3.79 %	3.81 %	3.86 %	**3.78 %**



$127
$4
$132
$5
$139
$5
$139
$6
$150
$10
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
NII
Accretion

Highlights

- NII up 8% from Q1 '19 and 18% from Q2 '18
  - Accretion up $4mm from Q1 '19 and $6mm from Q2 '18
- NIM, adjusted(3) of 3.78%, down 8bps from Q1 '19 and consistent with Q2 '18
  - Reflective of the mix of interest-earning assets acquired in the Bridgeview transaction, actions taken to reduce rate sensitivity, and higher cost of funds
- Strong core deposit base allowed for modest increase in funding costs through 3 rate hikes since Q2 '18

Dollars in millions
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST INCOME

Noninterest Income Composition and Trend



$37
$35
$36
$35
$39
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (5)

Highlights

- Noninterest income up 10% from Q1 '19 and 4% from Q2 '18
  - Seasonally higher volumes drove a rise in deposit service charges, card-based, and capital market products income compared to Q1 '19
  - Wealth management fees up 5% from Q1 '19 and 11% from Q2 '18
  - Higher mortgage banking due to increased volume
    - Lower MSRs compared to Q2 '18 partially offset the increase
  - Bridgeview, Northern Oak, and Northern States acquisitions contribute to increases

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Composition and Trend

	Quarters Ended				
	Q2 '18	Q3 '18	Q4 '18	Q1 '19	**Q2 '19**
As reported	$ 113	$ 96	$ 111	$ 102	**$ 114**
A&I related expenses	—	—	(10)	(4)	**(10)**
Delivering Excellence implementation costs	(15)	(2)	(3)	—	**—**
As adjusted[3]	$ 98	$ 94	$ 98	$ 98	**$ 104**



$98
$94
$98
$98
$104
60%
56%
55%
56%
55%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Other noninterest expense (6)
Efficiency ratio (3)

Highlights

- Noninterest expense, adjusted[3] of $104mm
  - Up 6% from both Q1 '19 and Q2 '18
  - Operating costs impacted by Bridgeview, Northern Oak, and Northern States acquisitions
- Controlled expenses as Delivering Excellence[13] recurring benefits continue to be realized
  - Efficiency ratio[3] of 55%, improved from 56% for Q1 '19 and 60% for Q2 '18

Dollars in millions
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOAN PORTFOLIO AND CREDIT TRENDS

Non-performing Assets



1.25%
1.00%
0.75%
0.50%
0.70%
0.74%
0.70%
0.79%
0.77%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
NPAs / Loans + OREO

PPPLs



5.00%
4.00%
3.00%
2.00%
3.77%
3.83%
3.72%
4.19%
4.19%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
PPPLs / Corporate Loans

Allowance



1.25%
1.00%
0.75%
0.50%
0.90%
0.91%
0.90%
0.91%
0.85%
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Allowance / Loans

Highlights

- NPAs reflect normal fluctuations
- PPPL levels continue to reflect benign credit environment
- Allowance decrease driven by loans acquired in the Bridgeview transaction, for which no allowance was established.

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q2 '18	Q3 '18	Q4 '18	Q1 '19	**Q2 '19**
Company Regulatory Capital Ratios:					
• **CET1 capital to RWA**	9.7%	9.9%	10.2%	10.5%	**10.1%**
• **Tier 1 capital to RWA**	10.1%	10.3%	10.2%	10.5%	**10.1%**
• **Total capital to RWA**	12.1%	12.3%	12.6%	12.9%	**12.6%**
Other Company Capital Ratios(3):					
• **TCE to tangible assets**	8.0%	8.2%	8.6%	9.0%	**8.6%**
• **TCE to RWA**	9.2%	9.3%	9.8%	10.3%	**10.1%**
• **Dividend payout ratio**	37.9%	21.2%	30.8%	27.9%	**32.6%**

Highlights

- Capital ratios consistent with Q4 '18 as strong earnings and deferred gains recognized due to the adoption of lease accounting guidance at the beginning of 2019 were offset by the Bridgeview and Northern Oak acquisitions, the impact of loan growth and securities purchases on RWA, and stock repurchases
- In addition, capital ratios compared to Q2 '18 were impacted by the phase-out of Tier 1 treatment of the Company's trust-preferred securities and the Northern States transaction in Q4 '18
- Repurchased ~1.0mm shares of Company common stock, or $21.2mm, in Q2 '19

CAPITAL LEVELS IN-LINE WITH PEERS, PROVIDING FUTURE FLEXIBILITY

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

Q2 '19 OUTLOOK RECAP, INCLUDES BRIDGEVIEW

Loans and Deposits **(unchanged)**
- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM
- Low to mid-double digit NII growth **(unchanged)**
  - Every 25 bps reduction in interest rates equates to $2-$3mm pre-tax in lower NII per quarter **(updated)**
  - Includes accretion of $30mm -$33mm **(updated)**
- NIM pressure expected for the remainder of year due to rates, potential actions to reduce rate sensitivity, and Bridgeview

Noninterest Income **(updated)**
- Mid to high-single digit growth for the year

Noninterest Expense **(unchanged)**
- Q4 '18 run rate of $98mm plus 3% inflation and ~$6mm each for Bridgeview in Q3 and Q4 '19

Asset Quality
- NCOs expected in the 30 bps range **(updated)**
- Provision expense approximates NCOs and loan growth **(unchanged)**

Taxes **(unchanged)**
- Effective tax rate expected to be approximately 25%

Capital **(unchanged)**
- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q2 '18	Q1 '19	Q2 '19
NII	$ 127	$ 139	$ 150
Loan Loss Provision	12	10	12
Noninterest Income	37	35	39
Noninterest Expense	113	102	114
Income before Income Taxes	39	62	63
Income Tax Expense	10	16	16
Net Income	$ 29	$ 46	$ 47
EPS	$ 0.29	$ 0.43	$ 0.43
EPS, Adjusted(3)	$ 0.40	$ 0.46	$ 0.50
ROATCE	10.8%	14.4%	13.8%
ROATCE, Adjusted(3)	14.8%	15.3%	16.0%
Efficiency Ratio(3)	60%	56%	55%

Highlights

- Generated EPS of $0.43, consistent with Q1 '19 and up from $0.29 for Q2 '18
  - EPS, adjusted(3) of $0.50, up 9% from Q1 '19 and 25% from Q2 '18
  - Produced ROATCE, adjusted(3) of 16.0%, up 64 bps from Q1 '19 and up 114 bps Q2 '18
- Expanded NII to $150mm, up 8% from Q1 '19 and 18% from Q2 '18
- Increased noninterest income 10% from Q1 '19 and 4% from Q2 '18
- Controlled noninterest expenses, reporting an efficiency ratio(3) of 55%, improved from 56% in Q1 '19 and 60% in Q2 '18

Dollars in millions, except per share data
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

BUILDING OUR FUTURE

BENEFITING FROM CONSOLIDATION

Strategy and Future Opportunities

Leveraging Our Strengths

- Compelling partner
- Experienced acquirer
- Engaged, talented team
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, ~40 banks $350mm - $4bn in assets(7)
- Opportunities expected in adjacent Midwest markets

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

A Broader Midwestern View



Wisconsin
Michigan
Iowa
Illinois
Indiana
Milwaukee/
SE Wisconsin
McHenry &
Lake Counties
Chicago
Joliet
NW Indiana
DeKalb County
Quad Cities
Knox County
Vermilion &
Champaign Counties
94
39
90
43
96
88
80
74
55
57
65
69
70

STRATEGICALLY AND FINANCIALLY COMPELLING

Source: SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF PARK

Transaction Highlights

Strategically Compelling

- Continues and accelerates expansion into SE Wisconsin
- Market-leading commercial team
- Cross-selling opportunities

Financially Attractive

- Full year EPS accretion estimated at ~6%, or $0.13, in 2021[8]
- Tangible book value earn back of ~3.75 years[9]
- Internal rate of return in excess of 20%
- Pro forma capital ratios remain strong

Valuation Multiples

- ~1.67x tangible book value per share
- Core deposit premium of 11.0%
- 14.4x LTM earnings; 9.6x inclusive of fully phased-in, after-tax cost savings

Transaction Assumptions

- Mid to high-single digit growth rate
- ~40% reduction in Park's total noninterest expense base (phased-in 75% in 2020 and 100% in 2021), plus cost avoidance of organic market expansion

June 30, 2019 Financial Snapshot

- $1.0bn of total assets
- $0.8bn of deposits, ~85% core
- $700mm of loans

Branch Network



Slinger
Jackson
Grafton
Cedarburg
Richfield
Germantown
Mequon
Menomonee Falls
Brown Deer
Fox Point
Fox Point, Village of
Glendale
Merton
Sussex
Butler
Whitefish Bay
Shorewood
Pewaukee
Brookfield
Wauwatosa
Elm Grove
Milwaukee
Waukesha
West Allis
New Berlin
Greenfield
St Francis
Greendale
Cudahy
Vernon
Muskego
Franklin
South Milwaukee
Oak Creek
Wind Lake
Caledonia, Village of
Caledonia
Wind Point
Park

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF BRIDGEVIEW

Transaction Highlights

Compelling Rationale

- Expands greater Chicagoland presence
- Attractive deposit franchise
- In-market, low-risk integration

Financially Attractive

- Full year EPS accretion of ~5%, or $0.11, in 2020(8)
- Tangible book value earn back of ~3 years(9)
- Internal rate of return in excess of 20%

Valuation Multiples

- ~1.3x tangible book value per share
- Core deposit premium of 4.0%
- 9.4x LTM earnings including fully phased-in after-tax cost savings

Transaction Assumptions

- ~40% reduction in Bridgeview's total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

Financial Snapshot at Acquisition (May 9, 2019)

- $1.2bn of total assets
- $1.0bn of deposits
- $700mm of loans

Branch Networks


Harvard
Woodstock
Crystal Lake
Lake in the Hills
Carpentersville
Elgin
Streamwood
St Charles
Geneva
Batavia
Carol Stream
Wheaton
Addison
Elmhurst
Highland Park
Northbrook
Glenview
Evanston
Cicero
Burbank
Darien
Woodridge
Romeoville
New Lenox
Calumet City
Gary
Portage
Hobart
Yorkville
Braidwood
North Chicago
Vernon Hills
Heights

- First Midwest
- Bridgeview

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Strong Underlying Operating Performance, Aided by "Delivering Excellence"[13]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

APPENDIX

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including First Midwest's proposed acquisition of Bankmanagers, estimated synergies, cost savings and financial benefits of completed transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bankmanagers, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Bankmanagers, which also will constitute a prospectus of First Midwest, that will be sent to Bankmanagers' shareholders. Investors and shareholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Bankmanagers and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bankmanagers upon written request to Bankmanagers Corp., Attn: P. Michael Mahoney, President, 330 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 or by calling (414) 466-8000.

Participants in this Transaction

First Midwest, Bankmanagers and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bankmanagers' shareholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 14, 2019 and First Midwest's annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, noninterest expense, adjusted, TCE to tangible assets, TCE to RWA, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions. These transactions include A&I related expenses associated with completed and pending acquisitions (Q2 '19, Q1 '19, Q4 '18, and Q3 '18), Delivering Excellence implementation costs (Q2 '19, Q1 '19, Q4 '18, Q3 '18, and Q2 '18), and certain income tax benefits (Q3 '18). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding A&I related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
EPS					
Net income	$ 29,600	$ 53,352	$ 41,408	$ 46,058	$ 47,014
Net income applicable to non-vested restricted shares	(240)	(441)	(320)	(403)	(389)
Net income applicable to common shares	$ 29,360	$ 52,911	$ 41,088	$ 45,655	$ 46,625
Acquisition and integration related expenses, net of tax	—	45	7,165	2,768	7,135
Delivering Excellence implementation costs, net of tax	11,261	1,679	2,369	193	331
Income tax benefits[10]	—	(7,798)	—	—	—
Total adjustments to net income, net of tax	11,261	(6,074)	9,534	2,961	7,466
Net income applicable to common shares, adjusted	$ 40,621	$ 46,837	$ 50,622	$ 48,616	$ 54,091
Weighted-average common shares outstanding (basic)	102,159	102,178	105,116	105,770	108,467
Dilutive effect of common stock equivalents	0	0	0	0	0
Weighted-average diluted common shares outstanding	102,159	102,178	105,116	105,770	108,467
Basic EPS	$ 0.29	$ 0.52	$ 0.39	$ 0.43	$ 0.43
Diluted EPS	$ 0.29	$ 0.52	$ 0.39	$ 0.43	$ 0.43
Diluted EPS, adjusted	$ 0.40	$ 0.46	$ 0.48	$ 0.46	$ 0.50
Dividends declared per share	$ 0.11	$ 0.11	$ 0.12	$ 0.12	$ 0.14
Dividend payout ratio	37.9%	21.2%	30.8%	27.9%	32.6%
Efficiency Ratio Calculation					
Noninterest expense	$ 113,416	$ 96,477	$ 110,828	$ 102,110	$ 114,142
Net OREO expense	256	413	(763)	(681)	(294)
Acquisition and integration related expenses	—	(60)	(9,553)	(3,691)	(9,514)
Delivering Excellence implementation costs	(15,015)	(2,239)	(3,159)	(258)	(442)
Total noninterest expense for efficiency ratio calculation	$ 98,657	$ 94,591	$ 97,353	$ 97,480	$ 103,892
Tax-equivalent NII[11]	$ 128,442	$ 133,161	$ 139,755	$ 140,132	$ 151,492
Noninterest income	36,947	35,666	36,462	34,906	38,526
Total	$ 165,389	$ 168,827	$ 176,217	$ 175,038	$ 190,018
Efficiency ratio	60%	56%	55%	56%	55%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19
Return on Average Tangible Common Equity					
Net income applicable to common shares, adjusted	$ 40,621	$ 46,837	$ 50,622	$ 48,616	$ 54,091
Intangibles amortization, net of tax	1,345	1,329	1,558	1,772	1,968
Net income applicable to common shares, excluding intangible amortization, adjusted	$ 41,966	$ 48,166	$ 52,180	$ 50,388	$ 56,059
Average stockholders' equity	$ 1,890,727	$ 1,909,330	$ 2,015,217	$ 2,138,281	$ 2,241,569
Less: average intangible assets	(753,887)	(752,109)	(754,495)	(803,408)	(832,263)
Average tangible common equity	$ 1,136,840	$ 1,157,221	$ 1,260,722	$ 1,334,873	$ 1,409,306
ROATCE	10.8%	18.6%	13.4%	14.4%	13.8%
ROATCE, adjusted	14.8%	16.5%	16.4%	15.3%	16.0%
TCE					
Stockholders' equity	$ 1,883,563	$ 1,917,675	$ 2,054,998	$ 2,159,471	$ 2,300,573
Less: goodwill and other intangible assets	(753,020)	(751,248)	(790,744)	(808,852)	(878,802)
TCE	$ 1,130,543	$ 1,166,427	$ 1,264,254	$ 1,350,619	$ 1,421,771
Total assets	$ 14,818,076	$ 14,961,499	$ 15,505,649	$ 15,817,769	$ 17,462,233
Less: goodwill and other intangible assets	(753,020)	(751,248)	(790,744)	(808,852)	(878,802)
Tangible assets	$ 14,065,056	$ 14,210,251	$ 14,714,905	$ 15,008,917	$ 16,583,431
RWA	$ 12,345,200	$ 12,500,342	$ 12,892,180	$ 13,131,237	$ 14,056,482
TCE to tangible assets	8.0%	8.2%	8.6%	9.0%	8.6%
TCE to RWA	9.2%	9.3%	9.8%	10.3%	10.1%
Tax-Equivalent NII / NIM					
NII	$ 127,403	$ 132,027	$ 138,629	$ 139,024	$ 150,312
Tax-equivalent adjustment	1,039	1,134	1,126	1,108	1,180
Tax-equivalent NII(11)	$ 128,442	$ 133,161	$ 139,755	$ 140,132	$ 151,492
Less: acquired loan accretion	(4,445)	(4,565)	(5,426)	(6,369)	(10,308)
Tax-equivalent NII, adjusted(11)	$ 123,997	$ 128,596	$ 134,329	$ 133,763	$ 141,184
Average interest-earning assets	$ 13,181,410	$ 13,472,619	$ 13,998,008	$ 14,035,361	$ 14,952,044
NIM(11)	3.91%	3.92%	3.96%	4.04%	4.06%
NIM, adjusted(11)	3.77%	3.79%	3.81%	3.86%	3.78%
Fee Income Ratio					
Noninterest income	$ 36,947	$ 35,666	$ 36,462	$ 34,906	$ 38,526
Less: other noninterest income	(2,121)	(2,164)	(2,880)	(2,494)	(2,753)
Fee-based revenues	34,826	33,502	33,582	32,412	35,773
Tax-equivalent net interest income(11)	128,442	133,161	139,755	140,132	151,492
Total revenue for fee income ratio	$ 163,268	$ 166,663	$ 173,337	$ 172,544	$ 187,265
Fee income ratio(12)	21%	20%	19%	19%	19%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

GLOSSARY OF TERMS

Allowance - Allowance for credit losses
A&I - Acquisition and integration expense
AUM - Assets under management
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CAGR - Compound annual growth gate
CET1 - Common equity Tier 1
Core Deposits - Includes demand, savings, money market, and NOW accounts
CRE - Commercial real estate
EPS - Earnings per share
The Company or First Midwest - First Midwest Bancorp, Inc.
GAAP - U.S. Generally accepted accounting principles
GDP - Gross domestic product
LTM - Last twelve months
mm - Million
MSA - Deposit market share
MSR - Mortgage servicing rights
Northern Oak - Northern Oak Wealth Management, Inc.
NOW - Negotiable order of withdrawal
NPAs - Non-performing assets
NCOs - Net charge-offs
NII - Net interest income
NB&T - NI Bancshares Corporation
NIM - Tax-equivalent net interest margin
Northern States - Northern States Financial Corporation
Park - Park Bank, a wholly-owned subsidiary of Bankmanagers Corp.
PPPLs - Corporate Performing Potential Problem Loans
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets
U.S. - United States

FOOTNOTES

(1) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Excludes MB Financial, Inc. due to merger with Fifth Third Bancorp.

(2) Annualized based on the number of days for each period presented.

(3) Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

(4) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

(5) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(6) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(7) Reflects data for the Chicago-Naperville-Elign, IL-IN-WI (Metro) MSA.

(8) Based on First Midwest's 2021 (as to Park) or 2020 (as to Bridgeview) analyst consensus earnings estimates on a standalone basis.

(9) The "crossover" earn back is defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share and the "simple" earn back is defined as dilution to tangible book value per share at close divided by EPS accretion. As to Park, the earn back period using the "crossover" method is ~3.75 years and the "simple" method is ~4.35 years, using EPS accretion in 2021. As to Bridgeview, both the "crossover" and "simple" earn back is ~3 years. Calculations for Park and Bridgeview include expected transaction expenses.

(10) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(11) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

(12) Fee-based revenues, adjusted divided by total revenue for fee income ratio.

(13) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform.